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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                _________________


                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                               November 30, 1995
                Date of Report (Date of earliest event reported)


                          SIERRA HEALTH SERVICES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
                 (State or Other Jurisdiction of Incorporation)


         1-8865                                             88-0200415
(Commission File Number)                      (IRS Employer Identification No.)

  2724 North Tenaya Way                                        89128
  Las Vegas, Nevada                                          (Zip Code)
(Address of principal executive offices)


                                 (702) 242-7000
               Registrant's Telephone Number, Including Area Code

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Item 5.  Other Events


     For the month ended November 30, 1995, Sierra Health Services, Inc., the Registrant, had revenue of $41,421,000, and net income of $3,312,000. These amounts include the results of the operations of CII Financial, Inc., which the Registrant acquired by merger on October 31, 1995, and are provided in compliance with the requirements of the pooling-of- interests accounting treatment given the merger.

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                                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SIERRA HEALTH SERVICES, INC.
                                                   (Registrant)


Date:  December 21, 1995                                 James L. Starr
                                                 James L. Starr
                                                 Vice President
                                                 Chief Financial Officer
                                                 (Chief Accounting Officer)
                                                  and Treasurer


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